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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 14, 2003
                                                         ------------------


                            PARK NATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                          1-13006                      31-1179518
---------------                ----------------             ------------------
(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


          50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (740) 349-8451
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                    ----------------------------------------
                         (Former name or former address,
                         if changed since last report.)














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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c) EXHIBITS:

         The following exhibit is included pursuant to ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

         99            News Release issued by Park National Corporation on
                       October 14, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

         On October 14, 2003, Park National Corporation issued a news release announcing earnings for the three and nine months ended September 30, 2003. A copy of this news release is included as Exhibit 99 and incorporated by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


                  [Remainder of page intentionally left blank;
                         signature on following page.]
























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PARK NATIONAL CORPORATION


Dated: October 14, 2003               By: /s/John W. Kozak
                                         ---------------------------------------
                                         John W. Kozak
                                         Chief Financial Officer

























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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated October 14, 2003


                            Park National Corporation




Exhibit No.                 Description
-----------                 -----------

    99                      News Release issued by Park National Corporation on
                            October 14, 2003



















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